SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2002

AMERICA WEST HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-12649 (Commission File Number)	86-0847214 (IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)  Exhibits.

                        The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Statement under oath of Chief Executive Officer, W. Douglas Parker, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)

99.2	Statement under oath of Chief Financial Officer, Bernard L. Han, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)

ITEM 9.   REGULATION FD DISCLOSURE.

       On August 9, 2002, America West Holdings Corporation’s Chief Executive Officer, W. Douglas Parker, and Chief Financial Officer, Bernard L. Han, submitted their statements under oath in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: August 9, 2002	By:	/s/ Bernard L. Han

Bernard L. Han Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement under oath of Chief Executive Officer, W. Douglas Parker, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)

99.2	Statement under oath of Chief Financial Officer, Bernard L. Han, in response to the Securities and Exchange Commission’s order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460)